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Exhibit 10.4.1

SUPPLEMENTAL INDENTURE

        Supplemental Indenture (this "Supplemental Indenture"), dated as of March 1, 2006, among Midwest Generation Procurement Services, LLC (the "Guarantor"), a Delaware limited liability company, Midwest Generation, LLC, a Delaware limited liability company ("Midwest") and Midwest Finance Corp., a Delaware corporation ("Midwest Finance" and, together with Midwest, the "Issuers") and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee").

W I T N E S S E T H

        WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of April 27, 2004 providing for the issuance of 8.75% Second Priority Senior Secured Notes due 2034 (the "Notes");

        WHEREAS, the Indenture provides that under certain circumstances the Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantor shall unconditionally guarantee all of the Issuers' Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

        WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

        1.     CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

        2.     AGREEMENT TO GUARANTEE. The Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture.

        4.     NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, partner or agent of the Guarantor, as such, shall have any liability for any obligations of the Issuers or any Guarantor under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

        5.     NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        6.     COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

        7.     EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

        8.     THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantor and the Issuers.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

        Dated: March 1, 2006

MIDWEST GENERATION PROCUREMENT SERVICES, LLC
By:	/s/ STEVEN D. EISENBERG
	Name:	Steven D. Eisenberg
	Title:	Vice President
MIDWEST GENERATION, LLC
By:	/s/ CRAIG HOWARD
	Name:	Craig Howard
	Title:	Vice President and Treasurer
MIDWEST FINANCE CORP.
By:	/s/ MARK C. CLARKE
	Name:	Mark C. Clarke
	Title:	Vice President and Controller
THE BANK OF NEW YORK, AS TRUSTEE
By:	/s/ CHRISTOPHER J. GRELL
Authorized Signatory

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SUPPLEMENTAL INDENTURE